UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Merck & Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

This filing consists of (x) a transcript of a Video Message from Richard Clark, Chairman, President and Chief Executive Officer of Merck & Co., Inc. (“Merck”), to Merck employees, (y) a transcript of a Video Message from Mr. Clark to the employees of Schering-Plough Corporation (“Schering-Plough”) and (z) a transcript of a Video of Mr. Clark’s comments on the proposed merger of Merck and Schering-Plough.  Each of these Videos is dated March 9, 2009.

INTERNAL VIDEO TRANSCRIPT #1:

MARCH 9, 2009

DICK CLARK VIDEO MESSAGE
FOR MERCK EMPLOYEES

Hello.

This is one of the most important days in the history of our company.

A few moments ago, we announced our decision to merge with our long-term partner, Schering-Plough, in a transaction valued at $41.1 billion.

My letter explains how the combination of Merck and Schering-Plough benefits our people, patients, science and shareholders.

But now I want to address two important questions: Why this combination – and why now?

Our Plan to Win strategy was designed to get us in shape, organizationally and financially, so we could take advantage of the right opportunity to grow our business. This is one such opportunity.

By combining the strength of our two global companies we will have the scale and scope necessary to continue our shared mission of providing life saving therapies for patients. Our product portfolios and pipelines are highly complementary.  And our long-standing partnership will make our integration a real combination of the best we both offer.

I hope you are as excited about today's news as I am.  The tremendous effort you have dedicated to helping execute our strategy has positioned us for this moment.  And I thank you. I am confident that Merck, going forward, will achieve even more.

Integrating two complex organizations will not be easy.  It will take hard work and a concerted effort to make this transition as quick and smooth as possible for everyone.  To help ensure our success, we have formed an Integration team to decide on the best ways to bring together the capabilities and talent of the combined company.

In the months ahead – as we work through the fine details of this merger – the Executive Committee and I will communicate our progress on a regular basis.  I am counting on each of you to stay focused on what we ask – whether it means remaining focused on your current work or getting directly involved in the integration process.  Most important, I ask that you don't lose sight of the core values that have made us who we are today and that will continue to serve us well as we enter this exciting new chapter.

Thank you.

This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Merck’s business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of Merck’s Form 10-K for the year ended December 31, 2008, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference. These reports are available on our website at www.merck.com and www.schering-plough.com.

In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information. Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough’s Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck at Merck’s Office of the Secretary, (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC on February 25, 2009. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration statement and joint proxy statement filed with the SEC in connection with the proposed transaction.

INTERNAL VIDEO TRANSCRIPT #2:

MARCH 9, 2009

DICK CLARK VIDEO MESSAGE
FOR SCHERING-PLOUGH EMPLOYEES

Hello everyone.  I’m Dick Clark.  I’m pleased to have the opportunity to send you this message.

There's no doubt that the news of Merck’s decision to merge with Schering-Plough marks one of the most important days in the histories of both of our companies.  A significant milestone that – I'm confident – will soon become a highly productive venture for both parties.

Combined, our strength, our solid reputations, and our similar values will give us the scale and scope we both need to continue our shared mission:  providing life saving therapies for patients.

In addition, our product portfolios and pipelines are highly complementary.  And our long-standing partnership will make our integration a real combination of the best of both companies.

I am enthusiastic about our future, since I believe we can accomplish much more together than we can as separate entities – especially in today's economic and political environment.

Clearly, integrating two complex companies is not an easy task.  It will take tremendous resolve to make this transition as quick and smooth as possible.

To help ensure our success, we have formed an Integration team with people from both Merck and Schering Plough. The new team will determine how best to utilize the strengths and scale of the combined company, and, to ensure a smooth transition including how to preserve innovation in a late-stage pipeline.

A key priority is keeping the best talent from both companies, recognizing that the combined company will be a much larger organization and that the majority of Schering-Plough employees will remain with the combined company.  Our approach will be inclusive and collaborative, with the goal of making decisions in the best interest of our customers and the business.

During the next few months, my leadership team and I plan to communicate our progress regularly and transparently.  We also are committed to becoming familiar with the new business capabilities and expertise of Schering-Plough and its people.

Meanwhile, I ask all of you to remain focused on your core business objectives and the commitments you have made to patients and customers.  I ask that throughout this transition, you stay true to the mission and values we have in common.

It has been a pleasure working with Fred, your leadership team, and alongside all of you as a partner.  And I expect it will be even better working as an integrated team as we enter the next era of the pharmaceutical industry together.

Thank you.

This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Merck’s business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of Merck’s Form 10-K for the year ended December 31, 2008, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference. These reports are available on our website at www.merck.com and www.schering-plough.com.

In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information. Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough’s Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck at Merck’s Office of the Secretary, (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC on February 25, 2009. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration statement and joint proxy statement filed with the SEC in connection with the proposed transaction.

EXTERNAL VIDEO TRANSCRIPT #1:

MARCH 9, 2009

DICK CLARK COMMENTS ON THE MERGER

Overview of the Transaction:
It's an exciting time for both companies taking two very important companies like Merck and Schering-Plough and bringing our combined capabilities together.  The total transaction was $41.1 billion.

What’s exciting about it is you’re bringing an inline portfolio that’s complementary to each other.  You’re taking science and capabilities in franchises in both companies and putting them together.  Two powerful research organizations that have tremendous customer value.  There are tremendous synergies that we can put in place between both of the companies, so it makes sense to patients, it makes sense to customers and it certainly makes sense to shareholders as well.

Product Portfolio
One of the most important and exciting parts of this capability that we’re putting together is that there is total alignment to franchises that are important to Schering-Plough and the franchises that are important to Merck.  So bringing the franchises together, the products complement each other, there is longer marketed exclusivity, there is much more of a global footprint in the national capabilities which is important to both companies.  So, from a patient and customer standpoint, it’s going to be much more powerful, it's going to have breadth and it's going to have depth of the portfolio.

Science and Research
One of the important aspects of the merger of the two companies is bringing the two research organizations together.  They’re complementary in many ways, but the important thing is that they are not an overlap.  There is no mechanism of action overlap. They are actually mutually exclusive, which means it's much more powerful from a science standpoint.  The great news is that in Phase III, we are doubling the number of Phase III compounds we have to 18, which is very important.  Two areas that they are advanced in are neuroscience and oncology from a Schering-Plough standpoint and as you know those are the two areas that we’re trying to gain leverage in our science capability.  So, it’s a perfect marriage for us as well. Another important strategy for us is biologics and the capability that Schering-Plough has, particularly the Organon merger which they did, brings a powerful biological capability to the combined companies.  So from a science and research standpoint, there are no better two partners than Schering-Plough and Merck.

Why This Combination Makes Sense
Certainly from a Merck and Schering-Plough standpoint, the combination of these two companies is a unique opportunity.  It’s good from a shareholder standpoint, from a patient standpoint, we are bringing together two very strong science based organizations, complementary products, customer-focused organization and this will be a powerhouse as we move forward on a global basis.  There is no better combination than Merck and Schering-Plough.

This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Merck’s business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of Merck’s Form 10-K for the year ended December 31, 2008, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference. These reports are available on our website at www.merck.com and www.schering-plough.com.

In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information. Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough’s Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck at Merck’s Office of the Secretary, (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC on February 25, 2009. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration statement and joint proxy statement filed with the SEC in connection with the proposed transaction.